UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GRAYSCALE ETHEREUM TRUST (ETH)

SPONSORED BY GRAYSCALE INVESTMENTS, LLC

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

EXPLANATORY NOTE

On October 2, 2023, NYSE Arca, Inc. (“NYSE Arca”) filed an application with the Securities and Exchange Commission (“SEC”) pursuant to Rule 19b-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to list the Shares of Grayscale Ethereum Trust (ETH) (“ETHE” or the “ETHE Trust”) on NYSE Arca (the “ETHE Trust 19b-4 Application”). The Sponsor of the Grayscale Ethereum Mini Trust (ETH) (the “ETH Trust”) anticipates that NYSE Arca will file a similar application with the SEC pursuant to Rule 19b-4 under the Exchange Act, to list the Shares of the ETH Trust (the “ETH Trust 19b-4 Application”), prior to or concurrently with consummation of the Initial Distribution (as defined in this Information Statement). The ETH Trust 19b-4 Application is not expected to be approved and Shares of the ETH Trust will not be listed on NYSE Arca until such time as the ETHE Trust 19b-4 Application has been approved. In addition, both the ETHE Trust and ETH Trust intend to rely on an exemption or other relief from the SEC under 17 CFR §§ 242.101 and 102 (“Regulation M”) to operate their redemption programs.

As of the date of this information statement on Schedule 14C (this “Information Statement”), neither the ETHE Trust 19b-4 Application nor the ETH Trust 19b-4 Application has been approved by the SEC and an exemption or other relief from Regulation M is not available for the ETHE Trust or the ETH Trust. Neither the ETHE Trust nor the ETH Trust make any representation as to when or if such approval will be obtained and when such an exemption or relief will be available.

This Information Statement is being furnished to record holders of common units (“ETHE Shares”) of fractional undivided beneficial interest in, and ownership of, the ETHE Trust (such record holders, “ETHE Shareholders”), in connection with the contemplated Initial Distribution (as defined in this Information Statement) to ETHE Shareholders common units (“ETH Shares”) of fractional undivided beneficial interest in, and ownership of, the ETH Trust. The purpose of this Information Statement is to provide adequate information to ETHE Shareholders and the trading markets about the Initial Distribution and the ETH Trust, in substantial compliance with Regulation 14C under the Exchange Act, in the manner contemplated in Staff Legal Bulletin No. 4.

The ETH Trust has filed a registration statement on Form S-1 (Registration No. 333-278878) (as amended, the “ETH Trust Form S-1”) relating to the proposed issuance of baskets of ETH Shares to certain authorized participants on an ongoing basis, commencing following the consummation of the Initial Distribution, and intends to list the ETH Shares on NYSE Arca, Inc. under the symbol “ETH.” Prior to the effectiveness of the ETH Trust Form S-1, the ETH Trust will file a registration statement on Form 8-A (the “ETH Trust Form 8-A”) to register the ETH Shares under the Exchange Act, which is expected to become effective concurrently with the effectiveness of the ETH Trust Form S-1. The Initial Distribution is expected to be consummated on the Distribution Date, following the effectiveness of the ETH Trust Form S-1 and ETH Trust Form 8-A, and approval of the ETHE Trust 19b-4 Application and the ETH Trust 19b-4 Application.

The Initial Distribution will be approved by the Board of Directors of Grayscale Investments, LLC, the sponsor of the ETHE Trust. No vote or consent of ETHE Shareholders is required or is being sought in connection with the Initial Distribution, and ETHE Shareholders will not need to pay any consideration, exchange or surrender existing ETHE Shares or take any other action to receive ETH Shares in the Initial Distribution.

This Information Statement has been prepared on the basis that the ETHE Trust 19b-4 Application and the ETH Trust 19b-4 Application have been approved by the SEC and that the ETH Trust is able to rely on an exemption or has obtained other relief under Regulation M. For the avoidance of doubt, the ETHE Trust will not execute the Initial Distribution as described in this Information Statement unless and until (i) the ETHE Trust 19b-4 Application and the ETH Trust 19b-4 Application have been approved by the SEC and (ii) the ETH Trust Form S-1 and ETH Trust Form 8-A have become effective.

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

     , 2024

Dear Shareholder:

On behalf of Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Ethereum Trust (ETH) (“ETHE” or the “ETHE Trust”), I would like to thank you for being an ETHE investor.

This notice (this “Notice”) and the information statement on Schedule 14C (the “Information Statement”) referred to herein are being provided by the Sponsor, acting on behalf of the ETHE Trust, to record holders of common units of fractional undivided beneficial interest in, and ownership of, the ETHE Trust (the “ETHE Shares”). The purpose of the Information Statement is to inform the holders of record as of the Record Date (as defined below) (the “ETHE Shareholders” or “ETHE Record Holders”) that on     , 2024, the Board of Directors of the Sponsor, acting on behalf of the ETHE Trust, approved the following:

The initial creation and distribution of shares to ETHE Record Holders of Grayscale Ethereum Mini Trust (ETH) (the “ETH Trust”), a newly-formed Delaware statutory trust sponsored by the Sponsor, including, among other things (collectively, the “Initial Distribution”):

•	the contribution from the ETHE Trust to the ETH Trust of % of the ETHE Trust’s Ether held as of the close of business on , 2024 (the “Record Date”), and

•

the corresponding distribution after the close of business on     , 2024 (the “Distribution Date”) to ETHE Record Holders of newly-issued equity interests in the ETH Trust (the “ETH Shares”), pro rata based on a 1:1 ratio, which is expected to result, immediately following the Distribution Date, in:

•	ETHE Record Holders owning all of the outstanding ETH Shares, in a manner that is proportionate to such shareholders’ ownership of ETHE Shares as of the Record Date,

•	the ETH Trust holding approximately Ether,

•	no changes to either the number of outstanding ETHE Shares, or the exposure of ETHE Record Holders to Ether underlying their aggregate shareholdings (including ETHE Shares and ETH Shares),

•	no recognition event for U.S. federal income tax purposes for ETHE Record Holders, and

•	no action required on your part provided you are an ETHE Record Holder as of the Record Date.

The Information Statement provides you with important information concerning the Initial Distribution, including (1) the material U.S. federal income tax consequences of the Initial Distribution, (2) how we determined the number of ETH Shares that you will receive, and the amount of Ether to be contributed to the ETH Trust, (3) a brief description of the ETH Trust and the ETH Shares, and (4) how you can obtain additional information about these matters. We encourage you to read the Information Statement carefully for further information regarding these actions. As a record holder of ETHE Shares you became a beneficial owner of the right to receive ETH Shares as of the Record Date. You will be entitled to receive one (1) ETH Share for each one (1) ETHE Share owned by you on the Record Date. No vote is required in connection with the Initial Distribution. The Sponsor, acting on behalf of the ETHE Trust, is furnishing the Information Statement voluntarily. The full text of the Information Statement will be made available on our website at www.grayscale.com/documents#regulatoryfilings. If you want to receive an electronic copy of the Information Statement via e-mail, you must request one. You may request a copy by contacting the Sponsor via mail at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, via phone at (212) 668-1427 or via email at info@grayscale.com.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

The Information Statement is being furnished to you solely for the purpose of informing ETHE Record Holders of the matters described therein in substantial compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Notice is first being mailed or furnished to ETHE Record Holders on or about      , 2024.

We are excited about the opportunity and appreciate your support.

Sincerely,

Michael Sonnenshein

Chief Executive Officer

Grayscale Investments, LLC

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GRAYSCALE ETHEREUM TRUST (ETH)

c/o Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

(212) 668-1427

     , 2024

INFORMATION STATEMENT FURNISHED BY

THE SPONSOR ON BEHALF OF THE ETHE TRUST

General Information

This Information Statement is being furnished to record holders of common units of fractional undivided beneficial interest in, and ownership of, Grayscale Ethereum Trust (ETH) (“ETHE” or the “ETHE Trust”) (the “ETHE Shares”) as of the close of business on      , 2024 (the “Record Date”) (the “ETHE Shareholders” or “ETHE Record Holders”) in connection with the following transactions:

On April 23, 2024, Grayscale Investments, LLC (“Grayscale” or the “Sponsor”) formed Grayscale Ethereum Mini Trust (ETH) (the “ETH Trust”), another Delaware Statutory Trust whose purpose is to hold Ether, in order to provide investors with an alternative investment vehicle offering exposure to spot Ether that is designed to have a materially lower fee than ETHE, and is also sponsored by Grayscale. The Sponsor intends to seed the ETH Trust through a contribution of approximately  % of the Ether held by ETHE to the ETH Trust, with ETH Shares to be distributed to the ETHE Shareholders as of the Record Date, pro rata based on a 1:1 ratio, such that for each one (1) ETHE Share held by each ETHE Record Holder, such ETHE Record Holder will be entitled to receive one (1) ETH Share after the close of business on      , 2024 (the “Distribution Date”) (such transactions collectively, the “Initial Distribution”).

As a result of the contemplated Initial Distribution, and immediately after the consummation thereof on the Distribution Date:

•	(i) the ETH Trust will hold % of the Ether that was held by ETHE as of the Record Date, and

(ii) ETHE will hold the remaining  % of the Ether that was held by ETHE as of the Record Date;

in each case, reduced by the portion of the applicable sponsor’s fee that is attributable to such Ether accrued and paid between the Record Date and the Distribution Date, and in the case of ETHE only, with such amount of Ether further adjusted to reflect any creations and redemptions of ETHE Shares between the Record Date and the Distribution Date in the ordinary course; and

•	neither (i) the number of outstanding ETHE Shares nor (ii) the exposure of ETHE Shareholders to Ether underlying their aggregate shareholdings (including ETHE Shares and ETH Shares) will change.

The Board of Directors of the Sponsor, which has adopted a resolution approving the Initial Distribution, believes that the Initial Distribution is in the best interests of ETHE Shareholders for a number of reasons. See “Purpose of the Initial Distribution” for more information. No consent, authorization, approval or proxy is being sought from ETHE Record Holders in connection with the Initial Distribution, and ETHE Record Holders will not need to pay any consideration, exchange or surrender existing ETHE Shares or take any other action to receive ETH Shares on the Distribution Date.

For U.S. federal income tax purposes, the Initial Distribution is expected to be a non-recognition event for both ETHE and the ETHE Record Holders. Assuming that each of the GTBC Trust and the ETH Trust is a grantor trust for U.S. federal income tax purposes, neither the ETHE Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution. See “Material U.S. Federal Income Tax Consequences of the Initial Distribution” for more information.

The Sponsor will pay all costs associated with the distribution of the Information Statement and related notice of internet availability (the “Notice”), including any costs of printing and mailing. The Sponsor will only deliver one Notice or Information Statement to multiple shareholders sharing an address unless the Sponsor has received contrary instructions from one or more of the shareholders. The Sponsor will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to the following address:

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

Shareholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Sponsor at the address listed above.

None of the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities regulators, nor any foreign securities regulatory authority, has approved or disapproved of the ETH Shares to be issued to you in the Initial Distribution or determined if this Information Statement is accurate or adequate. Any representation to the contrary is a criminal offense.

Certain terms used but not defined in this Information Statement may have the definitions given to such terms in other documents filed by ETHE or the ETH Trust with the SEC and which are incorporated herein by reference.

No Shareholder Vote

Pursuant to Delaware law, ETHE does not require approval by the vote of our shareholders and this Information Statement is for informational purposes only.

Outstanding Voting Shares of the ETHE Trust

As of the Record Date, the ETHE Trust had:     ETHE Shares outstanding.

Each ETHE Record Holder will receive one (1) ETH Share for one (1) ETHE Share owned on      , 2024.

Authorization or Issuance of Securities Otherwise for Exchange

The ETH Trust is a Delaware Statutory Trust that was formed on April 23, 2024, by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”). Prior to issuance of the Seed Shares to the Seed Capital Investor (each as defined in the ETH Trust’s registration statement on Form S-1 (Registration No. 333-278878), as amended through the date of this Information Statement), there will not be any ETH Shares issued or outstanding.

The reasons for and purpose of the Initial Distribution are set forth under “Purpose of the Initial Distribution” below. The existing shareholders of ETHE as of the close of business on      , 2024 (the “Record Date”) will receive their proportionate share of the ETH Trust for no additional consideration.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of April 23, 2024, to the knowledge of the Sponsor, no person owns more than 5% of the outstanding ETHE Shares. See “Part III—Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in the ETHE Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for more information.

Purpose of the Initial Distribution

The Board of Directors of the Sponsor has adopted a resolution approving the Initial Distribution whereby a portion of the Ether underlying ETHE will be utilized to seed the ETH Trust. No consent, authorization, approval or proxy is being sought from ETHE Shareholders in connection with the Initial Distribution.

The Board of Directors of the Sponsor believes that the Initial Distribution will accomplish a number of important business objectives and is in the best interests of ETHE Shareholders for a number of reasons, including:

•

Lower fees. The Initial Distribution will result in ETHE Shareholders incurring lower fees because the ETH Trust will have a materially lower fee than ETHE, thereby creating a lower blended fee for investors across ETHE and the ETH Trust.

•

Maintain consistent exposure to Ether. Neither the number of outstanding ETHE Shares nor the exposure to Ether underlying ETHE Shareholders’ aggregate shareholdings (including ETHE Shares and ETH Shares) is expected to change as a result of the contemplated Initial Distribution.

•

Expected favorable tax treatment. For U.S. federal income tax purposes, the Initial Distribution is expected to be a non-recognition event for both ETHE and the ETHE Record Holders. Assuming that each of the ETHE Trust and the ETH Trust is a grantor trust for U.S. federal income tax purposes, neither the ETHE Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution, effectively enabling ETHE Shareholders to shift a portion of their spot Ether exchange-traded product (“ETP”) exposure into a lower fee investment vehicle without recognizing gain or loss for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Consequences of the Initial Distribution” for more information.

•	No consideration payable. ETHE Shareholders will not need to pay any consideration, exchange or surrender existing ETHE Shares or take any other action to receive ETH Shares on the Distribution Date.

•

Alternative investment option. Following the Initial Distribution, the ETH Trust and ETHE will operate as independent NYSE Arca, Inc. listed exchanged-traded commodity products, and neither will have any share ownership, beneficial or otherwise, in the other, providing all investors another cost-effective spot Ether ETP option.

In determining to pursue the Initial Distribution, the Board of Directors of the Sponsor concluded the potential benefits of the Initial Distribution outweighed any potential consequences, such as those described under “Risk Factors Relating to the Initial Distribution.”

Questions and Answers About the Initial Distribution

Q: What do ETHE Shareholders need to do to participate in the Initial Distribution?

A: Nothing. You are not required to provide any consent, authorization, approval or proxy in connection with the Initial Distribution or take any other action to receive ETH Shares on the Distribution Date, although we urge you to read this entire document and any documents incorporated by reference herein carefully. No shareholder approval of the distribution is required by applicable law, and we are not seeking such shareholder approval.

Q: Do I have to pay anything for the distributed shares?

A: No. You do not have to pay any consideration or exchange or surrender existing ETHE Shares to receive ETH Shares on the Distribution Date. The Initial Distribution will not affect the number of ETHE Shares that you hold.

Q: How many ETH Shares will I receive?

A: You will receive one ETH Share for each one ETHE Share you owned as of the Record Date.

Q: Will my exposure to Ether change as a result of the Initial Distribution?

A: No. Your exposure to Ether underlying your aggregate shareholdings (including ETHE Shares and ETH Shares) will not change as a result of the contemplated Initial Distribution.

Immediately after the consummation of the Initial Distribution on the Distribution Date, the ETH Trust will hold  % of the Ether that was held by ETHE as of the Record Date (the “ETH Trust Ether Portion”), and ETHE will hold the remaining  % of the Ether that was held by ETHE as of the Record Date (the “ETHE Trust Ether Portion”), in each case, reduced by the portion of the applicable sponsor’s fee that is attributable to such Ether accrued and paid between the Record Date and the Distribution Date, and in the case of the ETHE Trust Ether Portion only, with such amount of Ether further adjusted to reflect any creations and redemptions of ETHE Shares between the Record Date and the Distribution Date in the ordinary course.

Q: Will my ETHE Shares continue to be publicly traded?

A: Yes. ETHE Shares will continue to be traded on NYSE Arca.

Q: Will the ETH Shares I receive in the Initial Distribution be publicly traded?

A: Yes. The ETH Trust intends to list the ETH Shares on NYSE Arca under the symbol “ETH”, and currently anticipates the ETH Shares will begin trading on NYSE Arca on the business day immediately following the Distribution Date.

There can be no assurance that an active trading market for the ETH Shares will develop or be maintained, given there is no prior market for ETH Shares prior to the Initial Distribution. See “Risk Factors Relating to the Initial Distribution—An active trading market for ETH Shares may not develop or be maintained.”

Q: If I sell or redeem my ETHE Shares after the Record Date but on or before the Distribution Date, will I still be entitled to receive ETH Shares in the Initial Distribution?

A: Yes. If you hold ETHE Shares as of the Record Date and decide to sell or redeem them on or before the Distribution Date, you will still receive the corresponding ETH Shares to which you are entitled in the Initial Distribution. Any ETHE Shares sold after the Record Date but on or before the Distribution Date can only be sold “ex-distribution,” or without the corresponding entitlement to receive ETH Shares in the Initial Distribution. Similarly, although ETHE Shares may be redeemed after the Record Date, any ETHE Shares so redeemed will only be redeemed up to the amount of the ETHE Trust Ether Portion corresponding to such ETHE Shares, and will not include the amount of the ETH Trust Ether Portion which will correspond to the ETH Shares which you will remain entitled to receive. Any sale or redemption of ETHE Shares after the Record Date but on or before the Distribution Date will have no impact on your right to receive ETH Shares. You are encouraged to consult your financial advisor regarding the specific implications of selling or redeeming ETHE Shares prior to or on the Distribution Date. See “Trading Between the Record Date and the Distribution Date” and “Creations and Redemptions Between the Record Date and the Distribution Date.”

Q: Will ETHE be forced to pause creations and redemptions of ETHE Shares between the Record Date and the Distribution Date?

A: No. ETHE will continue to process creations and redemptions of ETHE Shares in the ordinary course, including between the Record Date and the Distribution Date. However, you will not be able to sell or redeem ETH Shares or entitlements to receive ETH Shares between the Record Date and the Distribution Date, and will only be permitted to sell or redeem such ETH Shares after the ETH Trust commences creations and redemptions upon consummation of the Initial Distribution after the Distribution Date and subject to receipt of required regulatory approvals. See “Creations and Redemptions Between the Record Date and the Distribution Date” for more information.

Q: What are the material U.S. federal income tax consequences of the Initial Distribution?

A: For U.S. federal income tax purposes, the Initial Distribution is expected to be a non-recognition event for both ETHE and the ETHE Record Holders. Assuming that each of the ETHE Trust and the ETH Trust is a grantor trust for U.S. federal income tax purposes, neither the ETHE Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution.

Although the proper allocation of an ETHE Record Holder’s tax basis between its pro rata shares of the Ether held after the Initial Distribution by the ETH Trust and the ETHE Trust, respectively, is not entirely free from doubt, (i) an ETHE Record Holder’s tax basis in its pro rata share of the Ether held by the ETH Trust generally should be equal to the ETHE Record Holder’s tax basis in the ETH Trust Ether Portion as of the Record Date, reduced to take into account the portion of the applicable sponsor’s fee that is attributable to such Ether accrued and paid between the Record Date and the Distribution Date, and (ii) the ETHE Record Holder’s tax basis in its pro rata share of the Ether remaining in the ETHE Trust should not be affected by the Initial Distribution. Similarly, an ETHE Record Holder’s holding period for its pro rata share of the Ether held by the ETH Trust generally should include its holding period in the ETH Trust Ether Portion, and its holding period in its pro rata share of the Ether remaining in the ETHE Trust should not be affected by the Initial Distribution. See “Material U.S. Federal Income Tax Consequences of the Initial Distribution” below.

Q: Do I have appraisal rights?

A: No. Under the Delaware Statutory Trust Act, as amended, unless the governing instrument provides otherwise, no appraisal rights are available to the beneficial holders of the beneficial interests of the ETHE Trust. Neither the ETHE Trust’s Trust Agreement nor its Certificate of Trust provide any appraisal rights for any ETHE Shareholders. As a result, no dissenting ETHE Shareholder will have any appraisal rights under the ETHE Trust’s Trust Agreement in connection with the Initial Distribution, and we will not independently provide ETHE Shareholders with any such right. See “No Appraisal Rights” below.

Q: When will I receive my ETH Shares?

A: ETHE Record Holders will receive account statements reflecting their ownership interest in the ETH Shares. The ETH Shares issued to ETHE Record Holders will be in book-entry form. ETHE Record Holders who hold their shares through brokers or other nominees will have their ETH Shares credited to their accounts by their nominees or brokers. For additional information, registered shareholders should contact ETHE’s transfer agent, The Bank of New York Mellon, at 240 Greenwich Street, New York, New York 10286.

Q: Will the ETHE Trust and the ETH Trust enter into any agreements in connection with, or have any ongoing relationship following, the Initial Distribution?

A: No. Following the contribution of Ether from the ETHE Trust to the ETH Trust and distribution of ETH Shares to ETHE Record Holders, the ETHE Trust and the ETH Trust will not be party to any agreements with each other, and will operate as independent NYSE Arca listed exchanged-traded commodity products. Neither will have any share ownership, beneficial or otherwise, in the other.

Q: Whom should I contact if I have more questions?

A: Please contact the Sponsor via mail at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, via phone at (212) 668-1427 or via email at info@grayscale.com.

Summary of the Initial Distribution

The following is a summary of the terms of the Initial Distribution contained elsewhere in this Information Statement. Please also refer to the ETH Trust’s registration statement on Form S-1 (Registration No. 333-278878), as amended through the date of this Information Statement (the “ETH Trust Registration Statement”), which is incorporated herein by reference, for a more detailed description of certain of the matters described below.

Distributing Trust	Grayscale Ethereum Trust (ETH) (“ETHE” or the “ETHE Trust”)

Distributed Trust	Grayscale Ethereum Mini Trust (ETH) (the “ETH Trust”), a Delaware Statutory Trust that was formed on April 23, 2024 by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”)

Distributed Securities	Shares representing units of fractional undivided beneficial interest in, and ownership of, the ETH Trust (the “ETH Shares”)

Proposed NYSE Arca symbol	ETH

CUSIP

Record Date	, 2024

Distribution Date	, 2024

Distribution Ratio	Each ETHE Record Holder as of the close of business on the Record Date is entitled to receive ETH Shares pro rata based on a 1:1 ratio, such that for each one (1) share of the ETHE Trust (the “ETHE Shares”) held by each ETHE Record Holder, such ETHE Record Holder will be entitled to receive one (1) ETH Share on the Distribution Date.

The number of ETHE Shares outstanding will not change as a result of the Initial Distribution.

The Initial Distribution	On the Distribution Date, the newly created ETH Shares will be distributed to ETHE Record Holders pro rata. See “Purpose of the Initial Distribution.”

There will be no costs or transaction fees payable by the ETHE Trust or the ETH Trust associated with the Initial Distribution.

Conditions to the Initial Distribution	The Initial Distribution is subject to (i) the filing and effectiveness of the ETH Trust’s registration statement on Form 8-A to register the ETH Shares under the Exchange Act, which is expected to become effective concurrently with the effectiveness of the ETH Trust Registration Statement on Form S-1, (ii) this Information Statement being given to ETHE Record Holders, and (iii) the ETH Shares having been approved for listing on NYSE Arca, Inc., among other customary conditions. All such conditions are expected to be satisfied prior to the Distribution Date.

Tax Consequences to ETHE Shareholders	For U.S. federal income tax purposes, the Initial Distribution is expected to be a non-recognition event for both ETHE and the ETHE Record Holders. Assuming that each of the ETHE Trust and the ETH Trust is a grantor trust for U.S. federal income tax purposes, neither the ETHE Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution. See “Material U.S. Federal Income Tax Consequences of the Initial Distribution.”

We urge you to consult your tax advisor as to the specific tax consequences of the Initial Distribution to you, including the effect of any U.S. federal, state, local or non-U.S. tax laws.

Use of Proceeds	No cash proceeds will be received by the ETHE Trust or the ETH Trust in connection with the Initial Distribution.

Transfer Agent	The Bank of New York Mellon (the “Transfer Agent”).

Clearance and Settlement	The ETH Shares will be evidenced by one or more global certificates that the Transfer Agent issues to DTC. The ETH Shares are primarily available in book-entry form. ETH Shareholders may hold their ETH Shares through DTC if they are direct participants in DTC (“DTC Participants”), or indirectly through entities that are DTC Participants.

INFORMATION ABOUT GRAYSCALE ETHEREUM MINI TRUST (ETH)

Overview of the ETH Trust

Trust Overview

Grayscale Ethereum Mini Trust (ETH) (the “ETH Trust”) is a Delaware Statutory Trust that was formed on April 23, 2024 by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”). The ETH Trust’s purpose is to hold Ether, which are digital assets that are created and transmitted through the operations of the peer-to-peer Ethereum Network, a decentralized network of computers that operates on cryptographic protocols. Defined terms used in this section but not defined herein have the definitions ascribed to them in the ETH Trust’s registration statement on Form S-1 (Registration No. 333-278878), as amended through the date of this Information Statement (the “ETH Trust Registration Statement”), which is incorporated by reference herein.

As a passive investment vehicle, the ETH Trust’s investment objective is for the value of the ETH Shares (based on Ether per Share) to reflect the value of the Ether held by the ETH Trust, determined by reference to the Index Price, less the ETH Trust’s expenses and other liabilities. The ETH Trust does not seek to generate returns beyond tracking the price of Ether. There can be no assurance that the ETH Trust will be able to achieve its investment objective. The ETH Trust will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. The ETH Trust intends to issue ETH Shares on an ongoing basis pursuant to its registration statement, intends to rely on an exemption or other relief from the SEC under Regulation M to operate a redemption program, and intends to list the ETH Shares on NYSE Arca, Inc. (“NYSE Arca”) under the symbol “ETH.” The ETH Shares will be distributed by Authorized Participants who will be able to take advantage of arbitrage opportunities to keep the value of the ETH Shares closely linked to the Index Price (referred to as the “arbitrage mechanism”). In particular, upon listing on NYSE Arca, the Sponsor expects there to be a net creation of ETH Shares if the ETH Shares trade at a premium to NAV per Share and a net redemption of ETH Shares if the ETH Shares trade at a discount to NAV per Share, representing the effective functioning of the arbitrage mechanism.

Thereafter, it is expected that the ETH Shares will be sold by the Authorized Participants to the public at varying prices to be determined by reference to, among other considerations, the price of the Ether represented by each ETH Share and the trading price of the ETH Shares on NYSE Arca at the time of each sale.

Grayscale Investments, LLC is the sponsor (the “Sponsor”) of the ETH Trust, Delaware Trust Company is the trustee (the “Trustee”) of the ETH Trust, The Bank of New York Mellon is the transfer agent (in such capacity, the “Transfer Agent”) and the administrator (in such capacity, the “Administrator”) of the ETH Trust, Coinbase, Inc. is the prime broker (the “Prime Broker”) of the ETH Trust and Coinbase Custody Trust Company, LLC is the custodian (the “Custodian”) of the ETH Trust.

The ETH Trust issues ETH Shares only in one or more blocks of     ETH Shares (a block of      ETH Shares is called a “Basket”) to certain authorized participants (“Authorized Participants”) from time to time. Baskets are offered in exchange for Ether. Through its redemption program, the ETH Trust will redeem Shares from Authorized Participants on an ongoing basis.

The U.S. dollar value of a Basket of ETH Shares at 4:00 p.m., New York time, on the trade date of a creation or redemption order is equal to the Basket Amount, which is the number of Ether required to create or redeem a Basket of Shares, multiplied by the “Index Price,” which is the U.S. dollar value of an Ether derived from the Digital Asset Trading Platforms that are reflected in the CoinDesk Ether Price Index (ETX) (the “Index”) at 4:00 p.m., New York time, on each business day. The Index Price is calculated using non-GAAP methodology and is not used in the ETH Trust’s financial statements. See “Business—Overview of the ETH Industry and Market—The Index and the Index Price” in the ETH Trust Registration Statement.

The Basket Amount on any trade date is determined by dividing (x) the number of Ether owned by the ETH Trust at 4:00 p.m., New York time, on such trade date, after deducting the number of Ether representing the U.S.

dollar value of accrued but unpaid fees and expenses of the ETH Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of ETH Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Ether (i.e., carried to the eighth decimal place)), and multiplying such quotient by     .

The ETH Trust will create Baskets of ETH Shares only upon receipt of Ether and will redeem ETH Shares only by distributing Ether or proceeds from the disposition of Ether. At this time, Authorized Participants may only submit orders to create or redeem ETH Shares through transactions that are referred to as “Cash Orders” in this Information Statement. Cash Orders are made through the participation of a Liquidity Provider (as defined herein) and facilitated by the Transfer Agent, as described in “Description of Creation and Redemption of Shares” of the ETH Trust Registration Statement. Authorized Participants must pay a Variable Fee in connection with certain Cash Orders.

Subject to In-Kind Regulatory Approval, in the future Authorized Participants would also be able to submit orders to create or redeem shares through “In-Kind Orders.” In connection with In-Kind Orders, Authorized Participants, or their AP Designees, would deposit Ether directly with the ETH Trust or receive Ether directly from the ETH Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time ETH Shares will not be created or redeemed through In-Kind Orders. Furthermore, there is regulatory uncertainty regarding whether registered broker-dealers can hold and deal in Ether in compliance with the applicable requirements of the federal securities laws, including financial responsibility rules. Even if In-Kind Regulatory Approval were sought and obtained, there can be no assurance that in-kind creations or redemptions of the ETH Shares will be available in the future. To the extent in-kind creations and redemptions of ETH Shares continue to be unavailable for any reason, this could have adverse consequences for the ETH Trust. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust” in the ETH Trust Registration Statement for more information.

The ETH Shares are neither interests in nor obligations of the Sponsor or the Trustee. As provided under the Declaration of Trust and Trust Agreement, dated as of     , between the Trustee and the Sponsor (as may be amended from time to time, the “ETH Trust Agreement”), the ETH Trust’s assets will not be loaned or pledged, or serve as collateral for any loan, margin, rehypothecation, or other similar activity to which the Sponsor, the ETH Trust or any of their respective affiliates are a party.

Trust Objective and Determination of Principal Market NAV and NAV

The ETH Trust’s investment objective is for the value of the ETH Shares (based on Ether per ETH Share) to reflect the value of Ether held by the ETH Trust, determined by reference to the Index Price, less the ETH Trust’s expenses and other liabilities. There can be no assurance that the ETH Trust will be able to achieve its investment objective.

While an investment in the ETH Shares is not a direct investment in Ether, the ETH Shares are designed to provide investors with a cost-effective and convenient way to gain investment exposure to Ether. A substantial direct investment in Ether may require expensive and sometimes complicated arrangements in connection with the acquisition, security and safekeeping of the Ether and may involve the payment of substantial fees to acquire such Ether from third-party facilitators through cash payments of U.S. dollars. Because the value of the ETH Shares is designed to be correlated with the value of the Ether held by the ETH Trust, it is important to understand the investment attributes of, and the market for, Ether.

The ETH Trust’s Ether are carried, for financial statement purposes, at fair value as required by U.S. generally accepted accounting principles (“GAAP”). The ETH Trust determines the fair value of Ether based on the price provided by the Digital Asset Market (defined below) that the ETH Trust considers its principal market as of 4:00 p.m., New York time, on the valuation date. The net asset value of the ETH Trust determined on a

GAAP basis is referred to in this Information Statement as “Principal Market NAV.” “Digital Asset Market” means a “Brokered Market,” “Dealer Market,” “Principal-to-Principal Market” or “Exchange Market,” as each such term is defined in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Master Glossary. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Principal Market and Fair Value Determination” in the ETH Trust Registration Statement for more information on the ETH Trust’s principal market selection.

The ETH Trust uses the Index Price to calculate its “NAV,” which is the aggregate value, expressed in U.S. dollars, of the ETH Trust’s assets (other than U.S. dollars or other fiat currency), less the U.S. dollar value of the ETH Trust’s expenses and other liabilities calculated in the manner set forth under “Business—Valuation of Ether and Determination of NAV” in the ETH Trust Registration Statement. “NAV per Share” is calculated by dividing NAV by the number of ETH Shares then outstanding.

NAV and NAV per Share are not measures calculated in accordance with GAAP. NAV is not intended to be a substitute for the ETH Trust’s Principal Market NAV calculated in accordance with GAAP, and NAV per Share is not intended to be a substitute for the ETH Trust’s Principal Market NAV per Share calculated in accordance with GAAP.

Index Price

The Index Price is the price of an Ether at 4:00 p.m., New York time, calculated based on the price and trading volume data of the Digital Asset Trading Platforms included in the Index over the preceding 24-hour period. The Index Price is calculated using non-GAAP methodology and is not used in the ETH Trust’s financial statements.

The Index is a U.S. dollar-denominated composite reference rate for the price of Ether. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Ether reference rate, (2) provide a real-time, volume-weighted fair value of Ether and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. Still, the Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions principles for financial benchmarks. For an exchange to become a Constituent Trading Platform (as defined herein), it must satisfy the Inclusion Criteria described in this the ETH Trust Registration Statement, as may be updated by the Index Provider from time to time. See “Risk Factors—Risk Factors Related to the Digital Asset Markets—The Index Price used to calculate the value of the Trust’s Ether may be volatile, and purchasing and selling activity in the Digital Asset Markets associated with Basket creations and redemptions may affect the Index Price and Share trading prices, adversely affecting the value of the Shares” in the ETH Trust Registration Statement.

Index price data and the description of the Index are based on information publicly available at the Index Provider’s website at www.coindesk.com/indices/. None of the information on the Index Provider’s website is incorporated by reference into this Information Statement.

The Index Provider may change the trading venues that are used to calculate the Index Price or otherwise change the way in which the Index Price is calculated at any time. If the Index Price becomes unavailable, or if the Sponsor determines in good faith that the Index Price does not reflect an accurate Ether price, then the Sponsor will, on a best efforts basis, contact the Index Provider to obtain the Index Price directly from the Index Provider. If after such contact the Index Price remains unavailable or the Sponsor continues to believe in good faith that the Index Price does not reflect an accurate Ether price, then the Sponsor will employ a cascading set of rules to determine the Index Price, as described in “Business—Overview of the Ether Industry and Market—The Index and the Index Price” in the ETH Trust Registration Statement.

The ETH Trust’s NAV

The Sponsor also calculates the NAV per Share, which equals the NAV of the ETH Trust divided by the number of ETH Shares then outstanding. The Sponsor will publish the NAV and NAV per Share each business day as of 4:00 p.m., New York time, or as soon thereafter as practicable at the ETH Trust’s website at www.etfs.grayscale.com/eth. The contents of the website referred to above and any websites referred to herein are not incorporated into this Information Statement. Further, our references to the URL for this website is intended to be an inactive textual reference only. See “Business—Valuation of Ether and Determination of NAV” in the ETH Trust Registration Statement for a more detailed description of how the ETH Trust’s NAV and NAV per Share are calculated.

Incidental Rights and IR Virtual Currency

The ETH Trust may from time to time be entitled to come into possession of rights incident to its ownership of Ether, which permit the ETH Trust to acquire, or otherwise establish dominion and control over, other virtual currencies. These rights are generally expected to arise in connection with forks in the Blockchain, airdrops offered to holders of Ether or other similar events and arise without any action of the ETH Trust or of the Sponsor or Trustee on behalf of the ETH Trust. We refer to these rights as “Incidental Rights” and any such virtual currency acquired through Incidental Rights as “IR Virtual Currency.”

With respect to any fork, airdrop or similar event, the Sponsor will cause the ETH Trust to irrevocably abandon the Incidental Rights or IR Virtual Currency. In the event the ETH Trust seeks to change this position, an application would need to be filed with the SEC by NYSE Arca seeking approval to amend its listing rules to permit the ETH Trust to distribute the Incidental Rights or IR Virtual Currency in-kind to an agent of the shareholders for resale by such agent. Because the ETH Trust will abandon any Incidental Rights and IR Virtual Currency, the ETH Trust would not receive any direct or indirect consideration for the Incidental Rights or IR Virtual Currency and thus the value of the ETH Shares will not reflect the value of the Incidental Rights or IR Virtual Currency. See “Business—Incidental Rights and IR Virtual Currency” in the ETH Trust Registration Statement.

Trust Expenses

The ETH Trust’s only ordinary recurring expense is expected to be the “Sponsor’s Fee.” The Sponsor’s Fee will accrue daily in U.S. dollars at an annual rate of  % of the NAV Fee Basis Amount of the ETH Trust as of 4:00 p.m., New York time, on each day; provided that for a day that is not a business day, the calculation will be based on the NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid Sponsor’s Fee for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. This dollar amount for each daily accrual will then be converted into Ether by reference to the same Index Price used to determine such accrual. The Sponsor’s Fee is payable in Ether to the Sponsor daily in arrears.

To cause the ETH Trust to pay the Sponsor’s Fee, the Sponsor will instruct the Custodian to withdraw from the ETH Trust’s Vault Balance (as defined below) the number of Ether equal to the accrued but unpaid Sponsor’s Fee and transfer such Ether to the Sponsor’s account at such times as the Sponsor determines in its absolute discretion.

The Sponsor, from time to time, may temporarily waive all or a portion of the Sponsor’s Fee in its sole discretion. Presently, the Sponsor does not intend to waive any of the Sponsor’s Fee and there are no circumstances under which the Sponsor has determined it will definitely waive the fee.

After the ETH Trust’s payment of the Sponsor’s Fee to the Sponsor, the Sponsor may elect to convert any Ether received as payment of the Sponsor’s Fee into U.S. dollars. The rate at which the Sponsor converts such Ether to U.S. dollars may differ from the rate at which the relevant Sponsor’s Fee was determined. The ETH Trust will not be responsible for any fees and expenses incurred by the Sponsor to convert Ether received in payment of the Sponsor’s Fee into U.S. dollars.

As partial consideration for its receipt of the Sponsor’s Fee, the Sponsor is obligated under the ETH Trust Agreement to assume and pay all fees and other expenses incurred by the ETH Trust in the ordinary course of its affairs, excluding taxes, but including: (i) the Marketing Fee, (ii) the Administrator Fee, (iii) the Custodian Fee and fees for any other security vendor engaged by the ETH Trust, (iv) the Transfer Agent Fee, (v) the Trustee fee, (vi) the fees and expenses related to the listing, quotation or trading of the ETH Shares on any Secondary Market (including customary legal, marketing and audit fees and expenses) in an amount up to $600,000 in any given fiscal year, (vii) ordinary course, legal fees and expenses, (viii) audit fees, (ix) regulatory fees, including, if applicable, any fees relating to the registration of the ETH Shares under the Securities Act or the Exchange Act, (x) printing and mailing costs, (xi) costs of maintaining the ETH Trust’s website and (xii) applicable license fees (each, a “Sponsor-paid Expense” and collectively, the “Sponsor-paid Expenses”), provided that any expense that qualifies as an Additional Trust Expense will be deemed to be an Additional Trust Expense and not a Sponsor-paid Expense.

The ETH Trust may incur certain extraordinary, nonrecurring expenses that are not Sponsor-paid Expenses, including, but not limited to, taxes and governmental charges, expenses and costs of any extraordinary services performed by the Sponsor (or any other service provider) on behalf of the ETH Trust to protect the ETH Trust or the interests of shareholders, any indemnification of the Custodian or other agents, service providers or counterparties of the ETH Trust, the fees and expenses related to the listing, quotation or trading of the ETH Shares on any Secondary Market (including legal, marketing and audit fees and expenses) to the extent exceeding $600,000 in any given fiscal year and extraordinary legal fees and expenses, including any legal fees and expenses incurred in connection with litigation, regulatory enforcement or investigation matters (collectively, “Additional Trust Expenses”).

In such circumstances, the Sponsor or its delegate (i) will instruct the Custodian to withdraw from the ETH Trust’s Vault Balance Ether in such quantity as may be necessary to permit payment of such Additional Trust Expenses and (ii) may either (x) cause the ETH Trust (or its delegate) to convert such Ether into U.S. dollars or other fiat currencies at the Actual Exchange Rate or (y) when the Sponsor incurs such expenses on behalf of the ETH Trust, cause the ETH Trust (or its delegate) to deliver such Ether in kind to the Sponsor in satisfaction of such Additional Trust Expenses.

Although the Sponsor is obligated to use its commercially reasonable efforts to obtain the highest price when engaging other parties to assist with the sale of the ETH Trust’s Ether to raise proceeds for any Additional Trust Expenses, the Sponsor will have some discretion in arranging for the sale of the ETH Trust’s Ether, and may engage one or more of its affiliates to assist with any such sale. The Sponsor and its respective directors, officers, employees, affiliates, and/or parties engaged to assist with the sale of the ETH Trust’s Ether may trade in the Ether, digital asset, derivative or other markets for their own accounts, and in doing so may take positions opposite to or ahead of those held by the ETH Trust and may compete with the ETH Trust for positions in the marketplace. For example, sales of the ETH Trust’s Ether for the satisfaction of any Additional Trust Expenses may create conflicts of interest on behalf of one or more such parties in respect of their obligation to the ETH Trust. The Sponsor has adopted and implemented policies and procedures that are reasonably designed to ensure compliance with applicable law, including a Compliance Manual and Code of Ethics, which address conflicts of interest. See “Risk Factors—Risk Factors Related to Potential Conflicts of Interest—Potential conflicts of interest may arise among the Sponsor or its affiliates and the Trust. The Sponsor and its affiliates have no fiduciary duties to the Trust and its shareholders other than as provided in the ETH Trust Agreement, which may permit them to favor their own interests to the detriment of the Trust and its shareholders” in the ETH Trust Registration Statement.

In order to raise proceeds to pay for any Additional Trust Expenses, the Sponsor would execute the sale of Ether through eligible financial institutions that are subject to federal and state licensing requirements and practices regarding AML and KYC regulations, which may include a Liquidity Provider or one or more of their respective affiliates. The Sponsor expects that these financial institutions will generally only have access to Digital Asset Trading Platforms or other venues that they reasonably believe are operating in compliance with applicable law, including federal and state licensing requirements, based upon information and assurances provided to it by each venue. The ETH Trust is not responsible for paying any costs associated with the transfer of Ether to the Sponsor in connection with the payment of the Sponsor’s Fee or the sale of Ether in connection with the payment of any Additional Trust Expenses.

The number of Ether represented by a Share will decline each time the ETH Trust pays the Sponsor’s Fee or any Additional Trust Expenses by transferring or selling Ether. See “Business—Expenses; Sales of Ether” in the ETH Trust Registration Statement.

The quantity of Ether to be delivered to the Sponsor or other relevant payee in payment of the Sponsor’s Fee or any Additional Trust Expenses, or sold to permit payment of Additional Trust Expenses, will vary from time to time depending on the level of the ETH Trust’s expenses and the value of Ether held by the ETH Trust. See “Business—Expenses; Sales of Ether” in the ETH Trust Registration Statement. Assuming that the ETH Trust is a grantor trust for U.S. federal income tax purposes, each delivery or sale of Ether by the ETH Trust for the payment of expenses will be a taxable event to shareholders. See “Material U.S. Federal Income Tax Consequences—Tax Consequences to U.S. Holders” in the ETH Trust Registration Statement.

Voting Rights

The shareholders take no part in the management or control of the ETH Trust. Under the ETH Trust Agreement, shareholders have limited voting rights. For example, in the event that the Sponsor withdraws, a majority of the shareholders may elect and appoint a successor sponsor to carry out the affairs of the ETH Trust. In addition, no amendments to the ETH Trust Agreement that materially adversely affect the interests of shareholders may be made without the vote of at least a majority (over 50%) of the ETH Shares (not including any ETH Shares held by the Sponsor or its affiliates). However, the Sponsor may make any other amendments to the ETH Trust Agreement in its sole discretion without shareholder consent provided that the Sponsor provides 20 days’ notice of any such amendment. See “Description of the ETH Shares” below and “Description of the Shares” in the ETH Trust Registration Statement.

Termination Events

Upon dissolution of the ETH Trust and surrender of ETH Shares by the shareholders, shareholders will receive a distribution in U.S. dollars or in Ether, at the sole discretion of the Sponsor, after the Sponsor has sold the ETH Trust’s Ether, if applicable, and has paid or made provision for the ETH Trust’s claims and obligations. See “Business—Description of the Trust Agreement—Termination of the Trust” in the ETH Trust Registration Statement. In exercising its discretion, the Sponsor expects to take into consideration a number of factors including, but not limited to, the intention that the ETH Shares offer investors an opportunity to gain exposure to digital assets through an investment in securities, the operational challenges of transferring Ether to the ETH Trust’s shareholders via their brokers or brokerage platforms and the ability of those parties to receive Ether or cash, as well as the tax consequences of distributing cash or Ether. Based on the foregoing considerations, the Sponsor currently expects such distributions to be made in cash and to execute the sales of any Ether in connection with the termination of the ETH Trust through eligible financial institutions that are subject to federal and state licensing requirements and practices regarding AML and KYC regulations, which may include a Liquidity Provider or one or more of their respective affiliates.

Authorized Participants

Baskets may be created or redeemed only by Authorized Participants. Each Authorized Participant must (i) be a registered broker-dealer and (ii) have entered into a Participant Agreement with the Sponsor and the

Transfer Agent. Subject to In-Kind Regulatory Approval, in the future any Authorized Participants creating and redeeming ETH Shares through In-Kind Orders must also own, or their AP Designee (as defined below) must own, an Ether wallet address that is known to the Custodian as belonging to the Authorized Participant or its AP Designee and maintain an account with the Custodian. The Participant Agreement provides the procedures for the creation and redemption of Baskets and for the delivery of Ether required for the creation and redemption of Baskets via a Liquidity Provider, as well as the deposit with and subsequent delivery by the ETH Trust of cash required in connection therewith, from or to an Authorized Participant or Liquidity Provider, as applicable. See “Description of Creation and Redemption of Shares” in the ETH Trust Registration Statement.

As of the date of this Information Statement, the ETH Trust has engaged     ,      and      as Authorized Participants. Additional Authorized Participants may be added at any time, subject to the discretion of the Sponsor.

Liquidity Providers

Liquidity Providers facilitate the purchase and sale of Ether in connection with Cash Orders for creations or redemptions of Baskets.

Liquidity Providers are engaged by Grayscale Investments, LLC (in such capacity, the “Liquidity Engager”) and are not party to Participant Agreements or otherwise agents of, or otherwise acting on behalf of, any Authorized Participant. See “Description of Creation and Redemption of Shares.” The Liquidity Engager’s criteria for engaging one or more Liquidity Providers includes the completion of due diligence that considers each such Liquidity Provider’s Ether trading capabilities, organizational structure, operating history, lines of business, controls, and other details necessary to evaluate their ability to facilitate Cash Orders. Liquidity Providers formalize their relationship through a Liquidity Provider Agreement between the Liquidity Engager, Liquidity Provider, and the Sponsor (on behalf of the ETH Trust). Pursuant to such Liquidity Provider Agreements, the Liquidity Providers will be contractually obligated to deliver or receive Ether in exchange for cash in connection with Cash Orders for creations or redemptions.

The Liquidity Providers with which Grayscale Investments, LLC, acting in its capacity as the Liquidity Engager, will engage in Ether transactions are third parties that are not affiliated with the Sponsor or the ETH Trust and are not acting as agents of the ETH Trust, the Sponsor, or any Authorized Participant, and all transactions will be done on an arms-length basis. Except for the contractual relationships between each Liquidity Provider and Grayscale Investments, LLC in its capacity as the Liquidity Engager and the Sponsor (on behalf of the ETH Trust), there is no other pre-existing contractual relationship between each Liquidity Provider, on the one hand, and the ETH Trust, the Sponsor, or any Authorized Participant, on the other hand, in each case that relates to the ETH Trust or the ETH Trust’s Shares. When seeking to buy Ether in connection with creations or sell Ether in connection with redemptions, the Liquidity Engager will seek to obtain commercially reasonable prices and terms from the approved Liquidity Providers. Once agreed upon, the transaction will generally occur on an “over-the-counter” basis.

As of the date of this Information Statement, the Liquidity Engager has engaged     ,      and      as Liquidity Providers. Additional Liquidity Providers may be added at any time, subject to the discretion of the Liquidity Engager.

Clearance and Settlement

The ETH Shares are evidenced by one or more global certificates that the Transfer Agent issues to DTC. The ETH Shares are primarily available in book-entry form. ETH Shareholders may hold their ETH Shares through DTC if they are direct participants in DTC (“DTC Participants”), or indirectly through entities that are DTC Participants.

Description of the ETH Shares

Grayscale Ethereum Mini Trust (ETH) (the “ETH Trust”) is authorized under the ETH Trust Agreement to create and issue an unlimited number of ETH Shares. ETH Shares will be issued only in Baskets (a Basket equals a block of     Shares) in connection with creations. The ETH Shares represent units of fractional undivided beneficial interest in and ownership of the ETH Trust and have no par value. The ETH Shares are expected to be listed on NYSE Arca under the ticker symbol “ETH”. Defined terms used in this section but not defined herein have the definitions ascribed to them in the ETH Trust Registration Statement, which is incorporated by reference herein. See also “Description of the Shares” in the ETH Trust Registration Statement.

Description of Limited Rights

The ETH Shares do not represent a traditional investment and should not be viewed as similar to “shares” of a corporation operating a business enterprise with management and a board of directors. An ETH Shareholder will not have the statutory rights normally associated with the ownership of shares of a corporation. Each ETH Share is transferable, is fully paid and non-assessable and entitles the holder to vote on the limited matters upon which ETH Shareholders may vote under the ETH Trust Agreement. For example, ETH Shareholders do not have the right to elect or remove directors and will not receive dividends. The ETH Shares do not entitle their holders to any conversion or pre-emptive rights or, except as discussed below, any redemption rights or rights to distributions.

Voting and Approvals

The ETH Shareholders take no part in the management or control of the ETH Trust. Under the ETH Trust Agreement, ETH Shareholders have limited voting rights. For example, in the event that the Sponsor withdraws, a majority of the ETH Shareholders may elect and appoint a successor sponsor to carry out the affairs of the ETH Trust. In addition, no amendments to the ETH Trust Agreement that materially adversely affect the interests of ETH Shareholders may be made without the vote of at least a majority (over 50%) of the ETH Shares (not including any ETH Shares held by the Sponsor or its affiliates). However, the Sponsor may make any other amendments to the ETH Trust Agreement in its sole discretion without shareholder consent provided that the Sponsor provides 20 days’ notice of any such amendment.

Distributions

Pursuant to the terms of the ETH Trust Agreement, the ETH Trust may make distributions on the ETH Shares in-cash or in-kind. In addition, if the ETH Trust is terminated and liquidated, the Sponsor will distribute to the shareholders any amounts of the cash proceeds of the liquidation remaining after the satisfaction of all outstanding liabilities of the ETH Trust and the establishment of reserves for applicable taxes, other governmental charges and contingent or future liabilities as the Sponsor will determine. See “Business—Description of the Trust Agreement—Termination of the Trust” in the ETH Trust Registration Statement. ETH Shareholders of record on the record date fixed by the Transfer Agent for a distribution will be entitled to receive their pro rata portions of any distribution.

Creation of ETH Shares

The ETH Trust creates ETH Shares at such times and for such periods as determined by the Sponsor, but only in one or more whole Baskets. A Basket equals      ETH Shares. As of       , 2024, each ETH Share represented approximately      of one Ether. See “Description of Creation and Redemption of Shares” in the ETH Trust Registration Statement. The creation of a Basket requires the delivery to the ETH Trust of the number of Ether represented by one ETH Share immediately prior to such creation multiplied by     . The ETH Trust may from time to time halt creations, including for extended periods of time, for a variety of reasons, including in connection with forks, airdrops and other similar occurrences.

Redemption of ETH Shares

ETH Shares are redeemable only in accordance with the provisions of the ETH Trust Agreement and the relevant Participant Agreement. Through its redemption program, the ETH Trust redeems ETH Shares from Authorized Participants on an ongoing basis. Although the ETH Trust redeems Baskets by distributing Ether or proceeds from the disposition of Ether, at this time an Authorized Participant can only submit Cash Orders, pursuant to which the Authorized Participant will accept cash from the Cash Account in connection with the redemption of Baskets. Cash Orders will be facilitated by the Transfer Agent and Grayscale Investments, LLC, which will engage one or more Liquidity Providers that is not an agent of, or otherwise acting on behalf of, any Authorized Participant receiving Ether in connection with such orders. Subject to In-Kind Regulatory Approval, in the future the ETH Trust may also redeem Baskets via In-Kind Orders, pursuant to which an Authorized Participant or its AP Designee would receive Ether directly from the ETH Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time Baskets will not be redeemed through In-Kind Orders and will only be redeemed through Cash Orders. See “Description of Creation and Redemption of Shares” in the ETH Trust Registration Statement.

Staking

The ETH Trust Agreement provides that the ETH Trust may engage in Staking, but only if (and, then, only to the extent that) the Staking Condition has been satisfied. Subject to the Staking Condition being satisfied and subject to compliance with any additional requirements that may arise in connection with satisfaction of the Staking Condition, in the future the ETH Trust may establish a program to participate in the proof-of-stake validation mechanism of the Ethereum Network to receive rewards comprising additional Ether in respect of a portion of its Ether holdings.

As of the date of this Information Statement, the Staking Condition has not been met for the ETH Trust, and there can be no assurance as to whether or when the Staking Condition will be met for the ETH Trust in the future. As such, the ETH Trust currently is prohibited from engaging in Staking, and there can be no assurance that the ETH Trust will be permitted to engage in Staking in the future. See “Risk Factors—Risk Factors Related to Staking—The Trust will not be permitted to engage in Staking unless (and, then, only to the extent that) the Staking Condition is satisfied in addition to the ETH Trust satisfying any additional requirements that may arise in connection with the satisfaction of the Staking Condition, which could negatively affect the value of the Shares” in the ETH Trust Registration Statement.

For more information regarding the ETH Trust’s Staking activities, please refer to “Business—Staking” in the ETH Trust Registration Statement.

Capitalized terms used but not defined in this subsection have the meanings given to such terms in the ETH Trust Registration Statement.

Book-Entry Form

ETH Shares are held primarily in book-entry form by the Transfer Agent. The Sponsor or its delegate will direct the Transfer Agent to credit or debit, as applicable, the number of Baskets to the applicable Authorized Participant. The Transfer Agent will issue or cancel Baskets, as applicable. Transfers will be made in accordance with standard securities industry practice. The Sponsor may cause the ETH Trust to issue ETH Shares in certificated form in limited circumstances in its sole discretion.

Share Splits

In its discretion, the Sponsor may direct the Transfer Agent to declare a split or reverse split in the number of ETH Shares outstanding and to make a corresponding change in the number of ETH Shares constituting a Basket. For example, if the Sponsor believes that the per share price in the secondary market for ETH Shares has risen or fallen outside a desirable trading price range, it may declare such a split or reverse split.

Risk Factors Relating to the Initial Distribution

Certain adverse tax consequences could arise by reason of the Initial Distribution if either the ETHE Trust or the ETH Trust is not properly classified as a grantor trust for U.S. federal income tax purposes.

The Sponsor intends to take the position that each of the ETHE Trust and the ETH Trust (each, a “Trust”) is properly treated as a grantor trust for U.S. federal income tax purposes. The ETHE Trust has taken, and in the future the ETH Trust may take, certain positions with respect to its classification as a grantor trust and, if the U.S. Internal Revenue Service (“IRS”) were to disagree with, and successfully challenge, any of these positions, either or both of the Trusts might not qualify as a grantor trust.

If either Trust is not properly classified as a grantor trust, that Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes, there can be no assurance in this regard. If a Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income (including, in the case of the ETHE Trust, any gain realized by it on the distribution of ETH Shares in the Initial Distribution) and certain distributions made by the Trust (including, in the case of the ETHE Trust, the distribution of the ETH Shares in the Initial Distribution) to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty).

An active trading market for ETH Shares may not develop or be maintained.

Prior to the Initial Distribution, there has been no public market for ETH Shares. Although ETH Shares are expected to be publicly listed and traded on the NYSE Arca, there can be no guarantee that an active trading market for the ETH Trust will develop or be maintained following the Initial Distribution. If an active market for ETH Shares does not develop, it may be difficult to sell ETH Shares you receive in the Initial Distribution without depressing the market price for the ETH Shares or to sell your ETH Shares at all. In addition, excessive redemptions of ETH Shares could further decrease the liquidity of the ETH Shares. See “Risk Factors—Risk Factors Related to the Digital Asset Markets—The lack of active trading markets for the Shares may result in losses on investors’ investments at the time of disposition of Shares” in the ETH Trust Registration Statement.

There may be less liquidity or wider spreads in the market for ETH Shares as compared to ETHE Shares.

Although the Sponsor believes that the Initial Distribution will facilitate an active trading market for ETH Shares and ETH Shares are expected to be publicly listed and traded on NYSE Arca, as a new investment vehicle, there can be no guarantee that the trading market for ETH Shares will develop as robustly as the trading market for ETHE Shares, or that one will develop at all. To the extent that no active trading market develops and/or the assets of the Trust do not reach or maintain a viable size to facilitate robust trading, the liquidity of the ETH Shares may be limited, which could result in wider bid/ask spreads and negatively impact the value of the ETH Shares. In addition, if shareholders need to sell their ETH Shares at a time when no active market for them exists, the price shareholders receive for their ETH Shares, assuming that shareholders are able to sell them, likely will be lower than the price that investors would receive if an active market did exist and, accordingly, a shareholder may suffer losses. See “—An active trading market for ETH Shares may not develop or be maintained” above and “Risk Factors—Risk Factors Related to the Digital Asset Markets—The lack of active trading markets for the Shares may result in losses on investors’ investments at the time of disposition of Shares” and “Risk Factors—Risk Factors Related to the Offering—There may be less liquidity or wider spreads in the market for ETH Shares as compared to the shares of other spot Ether exchange-traded products, such as the ETHE Shares, if and when the listing of such products has been approved” in the ETH Trust Registration Statement.

The Initial Distribution is subject to various risks and uncertainties.

The Initial Distribution is subject to various risks and uncertainties, and may not occur on our anticipated timeline, or at all. For example, consummation of the Initial Distribution is subject to (i) SEC review and effectiveness of the ETH Trust Registration Statement, (ii) the filing and effectiveness of the ETH Trust’s registration statement on Form 8-A, which is expected to become effective concurrently with the effectiveness of the ETH Trust Registration Statement, (iii) this Information Statement being given to ETHE Record Holders, and (iv) the ETH Shares having been approved for listing on NYSE Arca, among other customary conditions.

No vote of ETHE Shareholders is required in connection with the Initial Distribution. As a result, if you do not want to receive ETH Shares in the Initial Distribution, your sole recourse will be to divest or redeem your ETHE Shares.

No vote of ETHE Shareholders is required in connection with the Initial Distribution. Accordingly, if the Initial Distribution occurs and you do not want to receive ETH Shares in the Initial Distribution, your sole recourse will be to divest or redeem your ETHE Shares prior to the Record Date.

Entitlements to receive ETH Shares will not be tradable, transferrable, redeemable or disposable on NYSE Arca until after the Distribution Date and the consummation of the Initial Distribution. You will not be able to redeem any ETH Shares, and may not be able to sell any entitlements to receive ETH Shares, through the Distribution Date.

As of close of business on the Record Date, ETHE Record Holders will be entitled to receive one ETH Share for each      ETHE Shares held, after close of business on the Distribution Date. However, ETH Shares will not yet be issued or trading on NYSE Arca until after the Distribution Date, and it will not be possible to sell or transfer an entitlement to receive ETH Shares on NYSE Arca prior to or on the Distribution Date. To the extent that you sell any ETHE Shares after the Record Date but prior to or on the Distribution Date, your entitlement to receive ETH Shares corresponding to those ETHE Shares will remain in place, and the purchaser will take ETHE Shares free of any such entitlements. Any trade, transfer or disposal of ETHE Shares after the Record Date will have no impact on the right of an ETHE Record Holder to receive the distribution of ETH Shares. See “Trading Between the Record Date and the Distribution Date.”

Furthermore, any ETHE Shares redeemed after the Record Date will only be redeemed to the extent of the portion of Ether in the ETHE Trust Ether Portion underlying such ETHE Shares (excluding the portion of Ether in the ETH Trust Ether Portion which was underlying such ETHE Shares prior to the Record Date). Between the Record Date and the Distribution Date, it will not be possible to redeem any portion of your ETH Shares, or any entitlements to receive such ETH Shares. The ETH Trust will not commence any creations or redemptions until after the consummation of the Initial Distribution, subject to receipt of required regulatory approvals. Any redemption of ETHE Shares after the Record Date will have no impact on the right of an ETHE Record Holder to receive the distribution of ETH Shares. See “Creations and Redemptions Between the Record Date and the Distribution Date.”

To the extent your ETHE Shares are pledged as collateral or included in the calculation of financial covenants in financing arrangements or other securities, you are encouraged to consult your financial advisor to determine the extent to which your entitlements to receive ETH Shares may automatically be pledged as proceeds of such collateral, or may voluntarily be pledged as additional collateral, under the contractual terms of such financial covenants in financing arrangements or other securities.

Risk Factors Relating to the ETH Trust

Please refer to the section titled “Risk Factors” in the ETH Trust Registration Statement, which is incorporated herein by reference, for a discussion of other risks related to the ETH Trust and ownership of the ETH Shares.

Forward Looking Statements

This Information Statement and the documents incorporated by reference herein contain “forward-looking statements” with respect to the ETHE Trust’s and ETH Trust’s financial conditions, results of operations, plans, objectives, future performance and business. Statements preceded by, followed by or that include words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms and other similar expressions are intended to identify some of the forward-looking statements. All statements (other than statements of historical fact) included in or incorporated by reference into this Information Statement that address activities, events or developments that will or may occur in the future, including such matters as changes in market prices and conditions, the ETHE Trust’s or ETH Trust’s operations, the Sponsor’s plans and references to the ETHE Trust’s or ETH Trust’s future success and other similar matters are forward-looking statements. These statements are only predictions. Actual events or results may differ materially from such statements. These statements are based upon certain assumptions and analyses the Sponsor made based on its perception of historical trends, current conditions and expected future developments, as well as other factors appropriate in the circumstances. Whether or not actual results and developments will conform to the Sponsor’s expectations and predictions, however, is subject to a number of risks and uncertainties.

Consequently, all forward-looking statements made in this Information Statement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments the Sponsor anticipates will be realized or, even if substantially realized, that they will result in the expected consequences to, or have the expected effects on, the ETHE Trust’s operations or the ETH Trust’s operations or the value of the ETHE Shares or the ETH Shares. Should one or more of these risks discussed in this Information Statement and in the other documents incorporated or deemed incorporated by reference herein, or other uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those described in forward-looking statements. Forward-looking statements are made based on the Sponsor’s beliefs, estimates and opinions on the date the statements are made and none of the ETHE Trust, the ETH Trust, nor the Sponsor is under a duty or undertakes an obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, other than as required by applicable laws. Moreover, none of the ETHE Trust, the ETH Trust, the Sponsor, nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. ETHE Record Holders are therefore cautioned against relying on forward-looking statements.

Approval by the Sponsor

The ETH Trust is a Delaware Statutory Trust that was formed on April 23, 2024, by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”).

On      , 2024, the Board of Directors of the Sponsor, with the advice of legal counsel: (i) adopted a resolution approving the Initial Distribution and (ii) determined the Record Date and Distribution Date. On     , 2024, the Sponsor publicly announced that it had set      , 2024 as the official Record Date for the Initial Distribution, subject to certain regulatory notifications and approvals.

On and after the Record Date, Sponsor finalized the list of ETHE Record Holders entitled to participate in the Initial Distribution.

No Appraisal Rights

Under the Delaware Statutory Trust Act, as amended, unless the governing instrument provides otherwise, no appraisal rights are available to the beneficial holders of the beneficial interests of the ETHE Trust. Neither the ETHE Trust’s Trust Agreement nor its Certificate of Trust provide any appraisal rights for any ETHE

Shareholders. As a result, no dissenting ETHE Shareholder will have any appraisal rights under the ETHE Trust’s Trust Agreement in connection with the Initial Distribution, and we will not independently provide ETHE Shareholders with any such right.

Trading Between the Record Date and the Distribution Date

If you own ETHE Shares at the close of business on the Record Date, you will be entitled to receive ETH Shares in the Initial Distribution. You may not trade, transfer or surrender this entitlement to receive ETH Shares. If you trade ETHE Shares after the Record Date and prior to consummation of the Initial Distribution, such entitlements to receive ETH Shares will not trade with the corresponding ETHE Shares, and will remain with the ETHE Record Holder until such ETH Shares are issued on the Distribution Date. In other words, all ETHE Shares traded on NYSE Arca after the Record Date will trade “ex-distribution” until ETH Shares are issued on the Distribution Date, after which entitlements cease to have effect. There will be no formal “regular-way” market on NYSE Arca in which ETHE Shares would trade together with the corresponding entitlement to receive ETH Shares in the Initial Distribution. You are encouraged to consult your financial advisor regarding the specific implications of trading ETHE Shares prior to or on the Distribution Date. Following the Distribution Date, ETHE Shares and ETH Shares are expected to trade as independent NYSE Arca listed exchange-traded commodity products.

Creations and Redemptions Between the Record Date and the Distribution Date

ETHE will continue to process creations and redemptions of ETHE Shares in the ordinary course, including between the Record Date and the Distribution Date.

During this period, creations and redemptions of Baskets of ETHE Shares will be made in exchange for the delivery to the ETHE Trust, or the distribution by the ETHE Trust, of the number of whole and fractional Ether represented by each Basket of ETHE Shares being created or redeemed, which will be determined by dividing (x) the number of Ether representing the ETHE Trust Ether Portion (i.e., the portion of the ETHE Trust’s Ether that will continue to be owned by the ETHE Trust after giving effect to the Initial Distribution) at 4:00 p.m., New York time, on the trade date of a creation or redemption order, after deducting the number of Ether representing the U.S. dollar value of accrued but unpaid fees and expenses of the ETHE Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of ETHE Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Ether (i.e., carried to the eighth decimal place)), and multiplying such quotient by 10,000.

The number of Ether representing the ETH Trust Ether Portion (i.e., the portion of the ETHE Trust’s Ether that will be owned by the ETH Trust after giving effect to the Initial Distribution) will not be taken into account for purposes of such calculation during this period. Any redemptions of ETHE Shares after the Record Date will have no impact on an ETHE Record Holder’s right to receive ETH Shares in the Initial Distribution.

The ETHE Trust Ether Portion and the ETH Trust Ether Portion will, in each case, be reduced by the portion of the applicable sponsor’s fee that is attributable to such Ether accrued and paid between the Record Date and the Distribution Date, and in the case of the ETHE Trust Ether Portion only, with such amount of Ether further adjusted to reflect any creations and redemptions of ETHE Shares between the Record Date and the Distribution Date in the ordinary course. See “Sponsor’s Fee Between the Record Date and the Distribution Date.”

Sponsor’s Fee Between the Record Date and the Distribution Date

After the Record Date, the sponsor’s fee attributable to the ETHE Trust will continue to accrue on the ETHE Trust Ether Portion (i.e., the portion of the ETHE Trust’s Ether that will continue to be owned by the ETHE Trust after giving effect to the Initial Distribution), as adjusted to reflect any creations and redemptions of ETHE Shares between the Record Date and the Distribution Date in the ordinary course. The sponsor’s fee to be attributable to the ETH Trust after consummation of the Initial Distribution will begin to accrue on the ETH Trust Ether Portion (i.e., the portion of the ETHE Trust’s Ether that will be owned by the ETH Trust after giving effect to the Initial Distribution) on the business day immediately following the Record Date.

Each applicable sponsor’s fee will accrue daily in U.S. dollars at an annual rate of (x) for the ETHE Trust Ether Portion, 2.5% of the NAV Fee Basis Amount (as defined in ETHE’s annual report on Form 10-K for the fiscal year ended December 31, 2023) of such ETHE Trust Ether Portion, and (y) for the ETH Trust Ether Portion,  % of the NAV Fee Basis Amount (as defined in the ETH Trust Registration Statement) of such ETH Trust Ether Portion, as applicable, as of 4:00 p.m., New York time, on each day; provided that for a day that is not a business day, the calculation will be based on the applicable NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid sponsor’s fee, as applicable, for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. This dollar amount for each daily accrual will then be converted into Ether by reference to the same Index Price used to determine such accrual, as applicable. The applicable “Index Price” is the U.S. dollar value of an Ether derived from the digital asset trading platforms that are reflected in the CoinDesk Ether Price Index (ETX) at 4:00 p.m., New York time, on each business day. Each applicable sponsor’s fee is payable in Ether to the Sponsor daily in arrears.

Summary Unaudited Pro Forma Financial Information of the ETH Trust

The following unaudited pro forma financial statements of the ETH Trust consist of the unaudited pro forma statement of assets and liabilities as of December 31, 2023 and the unaudited pro forma statement of operations for the year ended December 31, 2023. These unaudited pro forma financial statements were derived from available information and assumptions related to the contemplated Initial Distribution. The ETH Trust had nominal assets and no liabilities, and conducted no operations prior to the date of this prospectus; a presentation of the ETH Trust’s historical financial position and results of operations as of and for the period presented is therefore not meaningful.

The unaudited pro forma statement of operations has been prepared to give effect to the Initial Distribution as if it had occurred or had become effective as of January 1, 2023. The unaudited pro forma statement of assets and liabilities has been prepared to give effect to the Initial Distribution as though the Initial Distribution had occurred on December 31, 2023.

In management’s opinion, the unaudited pro forma financial statements reflect certain adjustments that are necessary to present fairly our unaudited pro forma financial position and unaudited pro forma results of operations as of and for the periods indicated. The pro forma adjustments give effect to events that are (i) directly attributable to the Initial Distribution, (ii) factually supportable and (iii) with respect to the statement of operations, expected to have a continuing impact on the ETH Trust.

The unaudited pro forma financial statements have been adjusted to give effect to the Initial Distribution using the following assumptions, which are based on the actual amounts of Ether held by ETHE and ETHE shares outstanding as of December 31, 2023, and other available information. The Sponsor notes that such assumptions regarding the quantity of Ether that will be contributed by ETHE to the ETH Trust and the Sponsor’s Fee that the ETH Trust will charge are purely for illustrative purposes and not necessarily reflective of the ultimate quantity of Ether to be contributed to the ETH Trust in the Initial Distribution or the actual Sponsor’s Fee that will be payable on the Shares of the ETH Trust:

•	Ether will be contributed by ETHE to the ETH Trust;

•	shares of the ETH Trust will be issued and distributed to holders of ETHE Shares; and

•	the Sponsor’s Fee payable on the ETH Shares will be %.

The unaudited pro forma financial statements have been prepared based on available information, assumptions, and estimates that the Sponsor believes are reasonable. The unaudited pro forma financial statements are for illustrative and informational purposes only, and are not intended to represent what the ETH Trust’s financial position and results of operations would have been had the ETH Trust been in operation during the periods presented or if the Initial Distribution had occurred as of the dates indicated. The unaudited pro forma financial statements also should not be considered indicative of the Trust’s future financial position or future results of operations.

The unaudited pro forma financial statements reported below should be read in conjunction with the notes to the unaudited pro forma financial statements included in the ETH Trust Registration Statement, as well as the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the ETH Trust Registration Statement, incorporated by reference herein.

The unaudited pro forma financial information is subject to change based on the finalization of the terms of the Initial Distribution, and utilizing actual amounts of Ether held by ETHE and ETHE Shares outstanding as of the Record Date. If the actual facts are different than these assumptions, then the unaudited pro forma financial information will be different, and those changes could be material.

Unaudited Pro Forma Statement of Assets and Liabilities of the ETH Trust as of December 31, 2023

	Historical	Pro Forma Adjustments		Pro Forma
(amounts in thousands, except Share and per Share amounts)
Assets:
Investment in Ether, at fair value (cost as of December 31, 2023)	$—	$		$

Total assets	$—	$		$

Liabilities:
Sponsor’s Fee payable, related party	$—		$—		$—

Total liabilities	—		—		—

Net Assets	$—	$		$

Net Assets consist of:
Paid-in-capital	$—	$		$
Accumulated net investment loss	—
Accumulated net realized gain on investment in Ether	—
Accumulated net change in unrealized appreciation on investment in Ether	—

	$—	$		$

Shares issued and outstanding, no par value (unlimited Shares authorized)	—

Principal market net asset value per Share	$—	$		$

Unaudited Pro Forma Statement of Operations of the ETH Trust for the Year Ended December 31, 2023

	Historical	Pro Forma Adjustments		Pro Forma
(amounts in thousands)
Investment income:
Investment income	$—		$—		$—
Expenses:
Sponsor’s fee, related party	—

Net investment loss	—

Net realized and unrealized gain (loss) from:
Net realized gain on investment in Ether	—
Net change in unrealized appreciation (depreciation) on investment in Ether	—

Net realized and unrealized gain (loss) on investment	—

Net increase (decrease) in net assets resulting from operations	$—	$		$

Material U.S. Federal Income Tax Consequences of the Initial Distribution

The following discussion addresses certain material U.S. federal income tax consequences of the Initial Distribution to beneficial owners of ETHE Shares who receive ETH Shares in the Initial Distribution (“Holders”). This discussion does not describe all of the tax consequences that may be relevant to a Holder in light of the Holder’s particular circumstances, including tax consequences applicable to Holders subject to special rules, such as: financial institutions; dealers in securities or commodities; traders in securities or commodities that have elected to apply a mark-to-market method of tax accounting in respect thereof; persons holding ETHE Shares as part of a hedge, “straddle,” integrated transaction or similar transaction; persons whose functional currency is not the U.S. dollar; entities or arrangements classified as partnerships for U.S. federal income tax purposes; real estate investment trusts; regulated investment companies; and tax-exempt entities, including individual retirement accounts.

This discussion applies only to Holders who beneficially owned, at the close of business on the Record Date, the ETHE Shares in respect of which the ETH Shares received in the Initial Distribution were distributed and who hold their ETHE Shares and ETH Shares as capital assets. This discussion does not address alternative minimum tax consequences or consequences of the Medicare contribution tax on net investment income.

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds ETHE Shares and receives ETH Shares in the Initial Distribution, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding ETHE Shares and partners in those partnerships are urged to consult their tax advisers about the particular U.S. federal income tax consequences of the Initial Distribution.

This discussion is based on the Internal Revenue Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date hereof may affect the tax consequences described herein. For the avoidance of doubt, this summary does not discuss any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Holders are urged to consult their tax advisers about the application of the U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Tax Treatment of the Trusts

The Sponsor intends to take the position that each of the ETHE Trust and the ETH Trust (each, a “Trust”) is properly treated as a grantor trust for U.S. federal income tax purposes. Assuming that both the Trusts are grantor trusts, neither the ETHE Trust nor the ETH Trust will be subject to U.S. federal income tax. Rather, each beneficial owner of ETHE Shares or ETH Shares will be treated as directly owning its pro rata share of the corresponding Trust’s assets, and a pro rata portion of each Trust’s income, gain, losses and deductions will “flow through” to each beneficial owner of its shares.

The Sponsor expects to receive an opinion of counsel to the effect that each Trust should be treated as a grantor trust for U.S. federal income tax purposes. However, there can be no complete assurance that either Trust will be treated as a grantor trust for those purposes. An opinion of counsel is not binding on the IRS or any court, and there are significant uncertainties regarding the application of existing authorities to certain aspects of Ether and the Trusts.

In particular, the ETHE Trust has taken, and in the future the ETH Trust may take, certain positions with respect to the tax consequences of Incidental Rights and its receipt of IR Virtual Currency in connection with forks of the Ethereum Blockchain. If the IRS were to disagree with, and successfully challenge, any of these positions, either Trust might not qualify as a grantor trust. The sponsor of each Trust has delivered the Pre-Creation/Redemption Abandonment Notices to each of the Prime Broker, the Custodian and Coinbase Credit, stating that the Trust is abandoning irrevocably, for no direct or indirect consideration, effective immediately prior to each Creation Time and Redemption Time, all Incidental Rights or IR Virtual Currency to which it would otherwise be entitled as of such time and with respect to which it has not taken any Affirmative Action at or prior to such time. Prospectively, the sponsor of each Trust has committed to causing the Trust to irrevocably abandon all Incidental Rights and IR Virtual Currency to which the Trust might otherwise become entitled. There can be no complete assurance that these abandonments will be treated as effective for U.S. federal income tax purposes. If a Trust were treated as owning any asset other than Ether as of any date on which it creates or redeems shares, it might cease to qualify as a grantor trust for U.S. federal income tax purposes.

In addition, and in common with other spot digital asset exchange-traded products, each Trust is not at this time able to create or redeem shares via in-kind transactions with Authorized Participants. Unless and until In-Kind Regulatory Approval is obtained, each Trust will create or redeem shares only through so-called Cash Orders. In general, investment vehicles intended to be treated as grantor trusts for U.S. federal income tax purposes historically have created additional trust interests only in kind, and there is no authority directly addressing whether a grantor trust may create or redeem trust interests under procedures similar to those that govern Cash Orders. Accordingly, there can be no complete assurance that the creation or redemption of shares under the procedures governing Cash Orders will not cause either Trust to fail to qualify as a grantor trust for U.S. federal income tax purposes.

Moreover, because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets, including forks, airdrops and other similar occurrences. Assuming that each Trust is currently a grantor trust for U.S. federal income tax purposes, certain future developments could render it impossible, or impracticable, for that Trust to continue to be treated as a grantor trust for such purposes.

If either Trust is not properly classified as a grantor trust, that Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes, there can be no assurance in this regard. If a Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income (including, in the case of the ETHE Trust, any gain realized by it on the distribution of ETH Shares in the Initial Distribution) and certain distributions made by the Trust (including, in the case of the ETHE Trust, the distribution of the ETH Shares in the Initial Distribution) to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty).

The remainder of this discussion is based on the assumption that each of the ETHE Trust and ETH Trust will be treated as a grantor trust for U.S. federal income tax purposes.

Tax Consequences of the Receipt of ETH Shares in the Initial Distribution

The Sponsor expects to receive an opinion of counsel to the effect that, if each of the ETHE Trust and the ETH Trust is properly treated as a grantor trust for U.S. federal income tax purposes, neither the ETHE Trust nor any Holder will recognize gain or loss for U.S. federal income tax purposes as a result of the Initial Distribution, and the remainder of this discussion so assumes.

Although the proper allocation of a Holder’s tax basis between its pro rata shares of the Ether held after the Initial Distribution by the ETH Trust and the ETHE Trust, respectively, is not entirely free from doubt, (i) a Holder’s tax basis in its pro rata share of the Ether held by the ETH Trust generally should be equal to the Holder’s tax basis in the ETH Trust Ether Portion as of the Record Date, reduced to take into account the portion of the applicable sponsor’s fee that is attributable to such Ether accrued and paid between the Record Date and the Distribution Date, and (ii) the Holder’s tax basis in its pro rata share of the Ether remaining in the ETHE Trust should not be affected by the Initial Distribution. Similarly, a Holder’s holding period for its pro rata share of the Ether held by the ETH Trust generally should include its holding period in the ETH Trust Ether Portion, and its holding period in its pro rata share in the Ether remaining in the ETHE Trust should not be affected by the Initial Distribution.

Subject to the preceding discussion regarding a Holder’s tax basis and holding period attributable to ETH Shares received in the Initial Distribution, see “Material U.S. Federal Income Tax Consequences” in the ETH Trust Registration Statement, which is incorporated herein by reference, for more information on the material U.S. federal income tax consequences of the ownership of ETH Shares.

Beneficial owners of ETHE Shares are urged to consult their tax advisors regarding the tax consequences to them of the Initial Distribution, and of the ownership and disposition of any ETH Shares received in the Initial Distribution, in light of their particular circumstances.

Reasons for Furnishing This Information Statement

We are furnishing this Information Statement solely to provide information about the Initial Distribution and the ETH Trust to ETHE Shareholders, in substantial compliance with Regulation 14C of the Exchange Act. You should not construe this Information Statement as an inducement or encouragement to buy, hold, or sell ETHE Shares or ETH Shares. No ETHE Shareholder approval is required for the Initial Distribution, and you are not being asked for a proxy. We believe that the information contained in this Information Statement is accurate as of the date set forth on the cover. Changes to the information contained in this Information Statement may occur after that date, and neither ETHE nor the ETH Trust undertakes any obligation to update the information except in the normal course of public disclosure obligations and practices.

Incorporation of Certain Information by Reference

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents of other documents, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the

SEC. The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the effective date of the actions set forth herein, will automatically update and supersede that information. We incorporate by reference:

•	Our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 23, 2024;

•	Our Current Report on Form 8-K filed with the SEC on April 23, 2024; and

•

Grayscale Ethereum Mini Trust (ETH)’s registration statement on Form S-1 (Registration No. 333-278878), initially filed with the SEC on April 23, 2024, as amended through the date of this Information Statement (the “ETH Trust Registration Statement”).

Any statement contained in a document incorporated or deemed to be incorporated in this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described below in “Additional Information.”

No persons have been authorized to give any information or to make any representations other than those contained or incorporated by reference in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

Additional Information

The Sponsor maintains an internet website for ETHE at www.etfs.grayscale.com/ETHE, through which the ETHE Trust’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are made available free of charge after they have been filed with or furnished to the SEC. The Sponsor also maintains an internet website for the ETH Trust at www.etfs.grayscale.com/eth, through which the ETH Trust’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act, will be made available free of charge after they have been filed with or furnished to the SEC. Additional information regarding the ETHE Trust and ETH Trust may also be found on the SEC’s EDGAR database at www.sec.gov.

You may also obtain other information about us by visiting www.etfs.grayscale.com/ETHE, or about the ETH Trust by visiting www.etfs.grayscale.com/eth. Other than this Information Statement or the documents incorporated by reference herein, information contained on our website is not part of this Information Statement.

The contents of the websites referred to above and any websites referred to herein are not incorporated into this filing. Further, our references to the URLs for these websites are intended to be inactive textual references only.